SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 13, 2020

VARIAN MEDICAL SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 493-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	VAR	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2020, John W. Kuo, Senior Vice President, General Counsel and Corporate Secretary of Varian Medical Systems, Inc. (the “Company”), and a named executive officer, informed the Company that he will be retiring from the Company effective May 22, 2020.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Varian Medical Systems, Inc. (the “Company”) was held on February 13, 2020 (the “Stockholders’ Meeting”). The Company’s stockholders voted on the following four proposals at the Stockholders’ Meeting and cast their votes as set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

Proposal One:

Elect the following individuals as directors for one-year terms ending with the 2021 Annual Meeting of Stockholders:

	For	Against	Abstain	Broker Non-Votes
Anat Ashkenazi	73,745,342	331,351	81,271	6,219,764
Jeffrey R. Balser	72,806,572	1,267,807	83,585	6,219,764
Judy Bruner	72,909,253	1,172,781	75,930	6,219,764
Jean-Luc Butel	71,795,625	2,280,980	81,359	6,219,764
Regina E. Dugan	73,827,885	252,834	77,245	6,219,764
R. Andrew Eckert	71,246,078	2,833,175	78,711	6,219,764
Phillip G. Febbo	73,807,341	268,689	81,934	6,219,764
David J. Illingworth	73,202,114	876,935	78,915	6,219,764
Michelle M. Le Beau	73,883,334	198,374	76,256	6,219,764
Dow R. Wilson	73,820,542	262,134	75,108	6,219,764

Proposal Two:

Approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
68,409,604	5,598,862	149,498	6,219,764

Proposal Three:

Approve the Varian Medical Systems, Inc. 2010 Employee Stock Purchase Plan, as amended:

For	Against	Abstain	Broker Non-Votes
73,718,446	339,864	99,654	6,219,764

Proposal Four:

Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020:

For	Against	Abstain	Broker Non-Votes (1)
76,828,861	3,426,547	122,320	—

(1) Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By:	/s/ John W. Kuo
Name: Title:	John W. Kuo Senior Vice President, General Counsel and Corporate Secretary

Dated: February 20, 2020